UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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CALIX, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Stockholders to Be Held on May 16, 2018. Meeting Information CALIX, INC. Meeting Type: Annual Meeting For holders as of: March 19, 2018 Date:    May 16, 2018                Time:    9:00 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CALX18. The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CALX18 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). CALIX, INC. You are receiving this communication because you hold 1035 N. MCDOWELL BLVD. shares in the company named above. PETALUMA, CA 94954 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P03934 proxy See the materials reverse and side voting of this instructions. notice to obtain E44668 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K FORM OF PROXY CARD How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2018 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet:    Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: P03934 Go to www.virtualshareholdermeeting.com/CALX18. Have the information that is printed in the box marked by the arrow —XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E44669 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR All of the following: 1. Election of Directors Nominees: 01) Christopher Bowick 02) Kathy Crusco 03) Kevin Peters 04) J. Daniel Plants The Board of Directors recommends you vote FOR the following proposals: 2. Approval of the Amended and Restated 2017 Nonqualified Employee Stock Purchase Plan. 3. Approval, on a non-binding, advisory basis, of the compensation of Calix’s named executive officers. 4. Ratification of the selection of KPMG LLP as Calix’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Such other business as may properly come before the meeting or any adjournment thereof. - P03934 E44670

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